o TL711 STKP

                        SUPPLEMENT DATED JANUARY 1, 1998
                              TO THE PROSPECTUS OF

               Templeton Developing Markets Trust - Advisor Class
                 dated May 1, 1997, as amended October 13, 1997

The prospectus is amended to replace the section "Opening Your Account," found under "How Do I Buy Shares?", with the following:

  Opening Your Account

  Shares of the Fund may be purchased without a sales charge. Currently, shares of the Fund are only available to: 1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client 2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial investment requirement 3. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement 4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement 5. Accounts managed by the Franklin Templeton Group. There is no minimum initial investment requirement. 6. The Franklin Templeton Profit Sharing 401(k) Plan. There is no minimum initial investment requirement. To open your account, please follow the steps below. This will help avoid any delays in processing your request. Please keep in mind that the Fund does not currently allow investments by Market Timers. 1. Read this prospectus carefully. 2. Determine how much you would like to invest. The Fund's minimum investments are:

     o To open your account:        Varies*
     o To add to your account:      $25*

     *Certain investors are subject to different minimums, as described above. We also reserve the right to refuse any order to buy shares.

  3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application. 4. Make your investment using the table below.


  Method                       Steps to Follow
-----------------------------------------------------------------------------
  By Mail                      For an initial investment:
                                  o Return the application to the Fund with
                                    your check made payable to the Fund.

                               For additional investments:
                                 o Send a check made  payable to the Fund.
                                   Please  include  your  account  number on the
                                   check.
------------------------------------------------------------------------------
  By Wire                      1.  Call Shareholder Services or, if that number
                                   is busy, call 1-650/312-2000 collect, to
                                   receive a wire control number and wire
                                   instructions.  You need a new wire control
                                   number every time you wire money into your
                                   account.  If you do not have a currently
                                   effective wire control number, we will
                                   return the money to the bank, and we will
                                   not credit the purchase to your account.

                               2. For an initial investment you must also return
                                  your signed shareholder application to the Fund.

                               Important  Deadlines: If we receive your call
                               before 1:00 p.m. Pacific time and the bank
                               receives the wired funds and reports the receipt
                               of wired funds to the Fund by 3:00 p.m. Pacific
                               time, we will credit the purchase to your account
                               that day. If we receive your call after 1:00 p.m.
                               or the bank  receives the wire after 3:00 p.m.,
                               we will credit the purchase to your account the
                               following business day.
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  Through Your Dealer          Call your investment representative